UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 10, 2004 Date of Report (Date of earliest event reported)

BRILLIAN CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-50289	05-0567906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 N. DESERT DRIVE
TEMPE, ARIZONA
85281

(Address of Principal Executive Offices) (Zip Code)

(602) 389-8888 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.01. Completion of Acquisition or Disposition of Assets.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Ex-10.11
Ex-10.12
EX-10.13
EX-10.14

Item 1.01. Entry into a Material Definitive Agreement

     On December 10, 2004, Brillian Corporation (the “Company”) entered into a series of agreements with JDS Uniphase Corporation (“JDSU”) pursuant to which the Company (i) sold certain assets to JDSU for $5.1 million, (ii) purchased or leased certain equipment and products from JDSU to be used in the production of light engines, and (iii) licensed from JDSU certain technology to be used in the production of light engines.

     Under the Share Purchase Agreement dated as of December 10, 2004, by and between the Company and JDSU, the Company sold to JDSU 500,000 shares of Series B Preferred Stock of ColorLink, Inc., a Delaware corporation (the “Shares”). The aggregate purchase price for the Shares was $5.1 million. The Company also assigned to JDSU all of its rights to the Investors’ Rights Agreement dated as of July 12, 2002, by and among the Company, Colorlink, Inc., and certain other parties. The Share Purchase Agreement is attached hereto as Exhibit 10.11.

     Under the Non-Exclusive License Agreement dated as of December 10, 2004, by and between the Company and JDSU, JDSU licenses to the Company certain proprietary technology and know-how to be used in the production of light engines. The license is a non-exclusive, royalty-bearing license. The Non-Exclusive License Agreement is attached hereto as Exhibit 10.12. An application has been submitted to the Securities & Exchange Commission for confidential treatment, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, of portions of the Non-Exclusive License Agreement relating to the duration of the license, the technology and know-how subject to the license, and the royalty payment terms of the license. These portions have been omitted from Exhibit 10.12 filed with this Report.

     Under the Letter Agreement dated as of December 10, 2004, by and between the Company and JDSU, the Company agreed to purchase from JDSU certain products to be used in the production of light engines. The Letter Agreement is attached hereto as Exhibit 10.13. An application has been submitted to the Securities & Exchange Commission for confidential treatment, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, of portions of the Letter Agreement relating to pricing. These portions have been omitted from Exhibit 10.13 filed with this Report.

     Under the Equipment Loan Agreement dated as of December 10, 2004, by and between the Company and JDSU, JDSU has loaned to the Company certain equipment to be used in the production of light engines. The Equipment Loan Agreement is attached hereto as Exhibit 10.14. An application has been submitted to the Securities & Exchange Commission for confidential treatment, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, of portions of the Equipment Loan Agreement relating to the equipment being loaned. These portions have been omitted from Exhibit 10.14 filed with this Report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

     The disclosure provided in Item 1.01 of this report is hereby incorporated by reference into this Item 2.01 with respect to the Share Purchase Agreement attached hereto as Exhibit 10.11.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number	Exhibits
10.11	Share Purchase Agreement dated as of December 10, 2004, by and between the Company and JDS Uniphase Corporation.

10.12	Non-Exclusive License Agreement dated as of December 10, 2004, by and between the Company and JDS Uniphase Corporation. *

10.13	Letter Agreement dated as of December 10, 2004, by and between the Company and JDS Uniphase Corporation. *

10.14	Equipment Loan Agreement dated as of December 10, 2004, by and between the Company and JDS Uniphase Corporation. *

*	An application has been submitted to the Securities & Exchange Commission for confidential treatment, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, of portions of this exhibit. These portions have been omitted from this exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRILLIAN CORPORATION

Date: December 16, 2004	By:	/s/ Wayne A. Pratt

Wayne A. Pratt Vice President and Chief Financial Officer

EXHIBIT INDEX

10.11	Share Purchase Agreement dated as of December 10, 2004, by and between the Company and JDS Uniphase Corporation.

10.12	Non-Exclusive License Agreement dated as of December 10, 2004, by and between the Company and JDS Uniphase Corporation. *

10.13	Letter Agreement dated as of December 10, 2004, by and between the Company and JDS Uniphase Corporation. *

10.14	Equipment Loan Agreement dated as of December 10, 2004, by and between the Company and JDS Uniphase Corporation. *

*	An application has been submitted to the Securities & Exchange Commission for confidential treatment, pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, of portions of this exhibit. These portions have been omitted from this exhibit.